EXHIBIT 24

                                POWER OF ATTORNEY
                         1997 EMPLOYEE STOCK OPTION PLAN

    The undersigned directors and officers of NATIONAL COMPUTER SYSTEMS, INC. hereby constitute and appoint J.W. Fenton, Jr., their true and lawful attorney-in-fact and agent, for each of them and in their name, place and stead, in any and all capacities (including without limitation, as Director and/or principal Executive Officer, principal Financial Officer, principal Accounting Officer or any other officer of the Company), to sign and execute a registration statement on Form S-3 and any amendment or amendments, including post-effective amendments thereto, for the registration under the Securities Act of 1933, as amended, of up to 589,000 Common Shares of National Computer Systems, Inc. issued in connection with the acquisition of Virtual University Enterprises, Inc. and does hereby grant unto said attorney-in-act and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 3rd day of March, 1997.

/s/ RUSSELL A. GULLOTTI                 /s/ STEPHEN G. SHANK
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    Russell A. Gullotti                     Stephen G. Shank

/s/ DAVID C. COX                        /s/ JOHN E. STEURI
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    David C. Cox                            John E. Steuri

/s/ MOSES JOSEPH                        /s/ JEFFREY E. STIEFLER
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    Moses Joseph                            Jeffrey E. Stiefler

/s/ JEAN B. KEFFELER                    /s/ JOHN W. VESSEY
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    Jean B. Keffeler                        John W. Vessey

/s/ CHARLES W. OSWALD                   /s/ JEFFREY W. TAYLOR
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    Charles W. Oswald                       Jeffrey W. Taylor